EQUITABLE
HOLDINGS

Equitable Holdings
Financial Supplement

Third Quarter 2020

All information included in this financial supplement is unaudited.
This financial supplement includes information from prior periods which have been revised.

This financial supplement should be read in conjunction with Equitable Holdings, Inc.’s (“EQH”) Quarterly Report on Form 10-Q for the quarter ended September 30, 2020.
Equitable Holdings’ filings with the Securities and Exchange Commission (“SEC”) can be accessed upon filing at the SEC’s website at www.sec.gov, and at our website at ir.equitableholdings.com.

3Q 2020 Financial Supplement	2

Consolidated Financials
and Key Metrics

3Q 2020 Financial Supplement	3

Key Metrics Summary

	For the Three Months Ended or As of						Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2019	12/31/2019	3/31/2020	6/30/2020	9/30/2020	Change	9/30/2019	9/30/2020	Change

Net income (loss)	$(306)	$(850)	$5,425	$(3,933)	$(705)	(130.4)%	$(617)	$787	227.6%
Net income (loss) attributable to the noncontrolling interest	(68)	(96)	(37)	(86)	(74)	(8.8)%	(201)	(197)	2.0%
Net income (loss) attributable to Holdings	$(374)	$(946)	$5,388	$(4,019)	$(779)	(108.3)%	$(818)	$590	172.1%

Non-GAAP Operating Earnings (1)	$673	$653	$535	$451	$568	(15.6)%	$1,704	$1,554	(8.8)%

Total equity attributable to Holdings' shareholders	$14,940	$13,456	$19,981	$17,498	$17,300	15.8%	$14,940	$17,300	15.8%
Less: Preferred Stock	—	775	775	775	1,269	100.0%	—	1,269	100.0%
Total equity attributable to Holdings' common shareholders	14,940	12,681	19,206	16,723	16,031	7.3%	14,940	16,031	7.3%
Less: Accumulated other comprehensive income (loss)	1,546	844	2,289	3,928	4,188	170.9%	1,546	4,188	170.9%
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$13,394	$11,837	$16,917	$12,795	$11,843	(11.6)%	$13,394	$11,843	(11.6)%

Return on Equity (ex. AOCI) - TTM	8.1%	(13.4)%	31.5%	0.2%	(2.9)%		8.1%	(2.9)%
Non-GAAP Operating ROE (1)	15.9%	17.9%	17.1%	16.7%	16.3%		15.9%	16.3%	—%

Debt to capital:
Debt to Capital	24.3%	23.4%	17.4%	19.0%	19.2%		24.3%	19.2%
Debt to Capital (ex. AOCI)	26.4%	24.6%	19.2%	23.3%	23.9%		26.4%	23.9%

Per common share:
Diluted earnings per common share: (2)
Net income (loss) attributable to Holdings	$(0.76)	$(1.99)	$11.60	$(8.94)	$(1.77)	(131.5)%	$(1.64)	$1.22	174.8%
Non-GAAP Operating Earnings (1)	$1.37	$1.37	$1.13	$0.98	$1.24	(9.3)%	$3.41	$3.35	(1.8)%
Book value per common share	$30.53	$27.35	$42.63	$37.21	$36.05	18.1%	$30.53	$36.05	18.1%
Book value per common share (ex. AOCI)	$27.37	$25.53	$37.55	$28.47	$26.63	(2.7)%	$27.37	$26.63	(2.7)%

Weighted-average common shares outstanding:
Basic	490.4	474.9	461.0	450.4	447.5	(8.7)%	499.8	453.0	(9.4)%
Diluted	490.4	474.9	463.5	450.4	447.5	(8.7)%	499.8	454.1	(9.1)%

Ending common shares outstanding	489.3	463.7	450.5	449.4	444.7	(9.1)%	489.3	444.7	(9.1)%

Return to common shareholders:
Common stock dividend	$74	$70	$69	$77	$76		$215	$222
Repurchase of common shares	37	563	205	25	100		787	330
Total capital returned to common shareholders	$111	$633	$274	$102	$176		$1,002	$552

Market Values:
S&P 500	2,977	3,231	2,585	3,100	3,363	13.0%	2,977	3,363	13.0%
US 10-Year Treasury	1.7%	1.9%	0.7%	0.7%	0.7%		1.7%	0.7%

Notes:
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q.
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.
(2) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or Non-GAAP Operating Earnings per common share as inclusion of such shares would have an anti-dilutive effect.

3Q 2020 Financial Supplement	4

Consolidated Statements of Income (Loss)

	For the Three Months Ended						Nine Months Ended
(in millions USD, unless otherwise indicated)	9/30/2019	12/31/2019	3/31/2020	6/30/2020	9/30/2020	Change	9/30/2019	9/30/2020	Change

Revenues
Policy charges and fee income	$980	$931	$996	$877	$914	(6.7)%	$2,847	$2,787	(2.1)%
Premiums	284	300	289	244	221	(22.2)%	847	754	(11.0)%
Net derivative gains (losses)	(453)	(1,689)	9,400	(6,038)	(1,472)	(224.9)%	(2,323)	1,890	181.4%
Net investment income (loss)	824	884	629	1,022	879	6.7%	2,815	2,530	(10.1)%
Investment gains (losses), net	199	(103)	4	169	17	(91.5)%	176	190	8.0%
Investment management and service fees	1,101	1,208	1,136	1,052	1,126	2.3%	3,172	3,314	4.5%
Other income	143	145	155	124	155	8.4%	409	434	6.1%
Total revenues	3,078	1,676	12,609	(2,550)	1,840	(40.2)%	7,943	11,899	49.8%

Benefits and other deductions
Policyholders’ benefits	1,735	834	2,776	736	1,034	(40.4)%	3,551	4,546	28.0%
Interest credited to policyholders’ account balances	320	319	317	307	306	(4.4)%	944	930	(1.5)%
Compensation and benefits	502	558	526	469	503	0.2%	1,523	1,498	(1.6)%
Commissions and distribution related payments	317	337	338	302	342	7.9%	905	982	8.5%
Interest expense	54	54	52	48	52	(3.7)%	167	152	(9.0)%
Amortization of deferred policy acquisition costs	128	108	1,303	162	90	(29.7)%	489	1,555	218.0%
Other operating costs and expenses	449	575	438	434	436	(2.9)%	1,315	1,308	(0.5)%
Total benefits and other deductions	3,505	2,785	5,750	2,458	2,763	(21.2)%	8,894	10,971	23.4%

Income (loss) from operations, before income taxes	(427)	(1,109)	6,859	(5,008)	(923)	(116.2)%	(951)	928	197.6%
Income tax (expense) benefit	121	259	(1,434)	1,075	218	80.2%	334	(141)	(142.2)%
Net income (loss)	(306)	(850)	5,425	(3,933)	(705)	(130.4)%	(617)	787	227.6%
Less: net (income) loss attributable to the noncontrolling interest	(68)	(96)	(37)	(86)	(74)	(8.8)%	(201)	(197)	2.0%
Net income (loss) attributable to Holdings	$(374)	$(946)	$5,388	$(4,019)	$(779)	(108.3)%	$(818)	$590	172.1%
Less: Preferred stock dividends	—	—	(13)	(10)	(11)	(100.0)%	—	(34)	(100.0)%
Net income (loss) available to Holdings' common shareholders	$(374)	$(946)	$5,375	$(4,029)	$(790)	(111.2)%	$(818)	$556	168.0%

Adjustments related to:
Variable annuity product features (1)	$1,431	$1,696	$(6,869)	$5,722	$1,620		$3,167	$473
Investment gains (losses), net	(199)	103	(4)	(169)	(17)		(176)	(190)
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	24	27	27	28	31		72	86
Other adjustments (2) (3)	73	195	695	75	66		200	836
Income tax (expense) benefit related to above adjustments (4)	(278)	(412)	1,292	(1,188)	(357)		(685)	(253)
Non-recurring tax items	(4)	(10)	6	2	4		(56)	12
Non-GAAP Operating earnings (5)	$673	$653	$535	$451	$568		$1,704	$1,554

Notes:
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q.
(1) Includes COVID-19 impact on Variable annuity product features due to a first quarter 2020 assumption update of $1.5 billion and other COVID-19 related impacts of $35 million for the nine months ended September 30, 2020.
(2) Includes separation costs of $37 million, $39 million, $108 million and $121 million for the three and nine months ended September 30, 2020 and 2019, respectively.
(3) Includes COVID-19 impact on Other adjustments due to a first quarter 2020 assumption update of $1.0 billion and other COVID-19 related impacts of $86 million for the nine months ended September 30, 2020.
(4) Includes income taxes of $(554) million for the above related COVID-19 items for the nine months ended September 30, 2020.
(5) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.

3Q 2020 Financial Supplement	5

Consolidated Balance Sheets

	Balances as of
(in millions USD, unless otherwise indicated)	9/30/2019	12/31/2019	3/31/2020	6/30/2020	9/30/2020

Assets
Total investments	$94,717	$93,340	$96,228	$102,693	$105,778
Cash and cash equivalents	4,471	4,405	10,315	8,364	8,684
Cash and securities segregated, at fair value	958	1,095	2,013	1,882	1,869
Broker-dealer related receivables	1,935	1,987	2,436	1,998	1,929
Deferred policy acquisition costs	5,636	5,837	4,697	4,090	4,171
Goodwill and other intangible assets, net	4,765	4,751	4,760	4,756	4,745
Amounts due from reinsurers	4,656	4,592	4,614	4,665	4,580
GMIB reinsurance contract asset, at fair value	2,452	2,139	2,823	2,931	2,818
Other assets	3,882	3,800	5,824	3,724	4,476
Assets held-for-sale	—	962	843	—	—
Separate Accounts assets	121,023	126,910	106,128	118,915	123,446
Total assets	$244,495	$249,818	$240,681	$254,018	$262,496

Liabilities
Policyholders’ account balances	$56,710	$58,879	$55,810	$59,272	$62,726
Future policy benefits and other policyholders’ liabilities	36,178	34,635	38,001	41,506	41,139
Broker-dealer related payables	519	722	1,001	1,001	760
Customers related payables	2,381	2,523	3,630	3,199	3,461
Amounts due to reinsurers	1,387	1,404	1,380	1,399	1,391
Short-term and long-term debt	4,794	4,111	4,217	4,113	4,114
Income taxes payable	850	528	2,327	1,822	1,648
Other liabilities	3,833	3,970	5,716	3,666	4,864
Liabilities held-for-sale	—	724	679	—	—
Separate Accounts liabilities	121,023	126,910	106,128	118,915	123,446
Total liabilities	227,675	234,406	218,889	234,893	243,549
Redeemable noncontrolling interest	338	365	257	87	95

Equity
Preferred stock	—	775	775	775	1,269
Common stock	5	5	5	5	5
Additional paid-in capital	1,897	1,920	1,930	1,938	1,953
Treasury shares	(1,269)	(1,832)	(2,025)	(2,047)	(2,147)
Retained earnings	12,761	11,744	17,007	12,899	12,032
Accumulated other comprehensive income (loss)	1,546	844	2,289	3,928	4,188
Total equity attributable to Holdings	14,940	13,456	19,981	17,498	17,300
Noncontrolling interest	1,542	1,591	1,554	1,540	1,552
Total equity	16,482	15,047	21,535	19,038	18,852
Total liabilities, redeemable noncontrolling interest and equity	$244,495	$249,818	$240,681	$254,018	$262,496
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q.

3Q 2020 Financial Supplement	6

Consolidated Capital Structure

	Balances as of
(in millions USD, unless otherwise indicated)	9/30/2019	12/31/2019	3/31/2020	6/30/2020	9/30/2020

Short-term and long-term debt:
Short-term debt
AB commercial paper	$303	$—	$105	$—	$—
AB revolving credit facility	80	—	—	—	—
Total short-term debt	383	—	105	—	—

Total long-term debt	4,411	4,111	4,112	4,113	4,114

Total short-term and long-term debt: [A]	$4,794	$4,111	$4,217	$4,113	$4,114

Equity:
Preferred stock	$—	$775	$775	$775	$1,269
Common stock	$5	$5	$5	$5	$5
Additional paid-in capital	1,897	1,920	1,930	1,938	1,953
Treasury stock, at cost	(1,269)	(1,832)	(2,025)	(2,047)	(2,147)
Retained earnings	12,761	11,744	17,007	12,899	12,032
Accumulated other comprehensive income (loss)	1,546	844	2,289	3,928	4,188
Total equity attributable to Holdings	14,940	13,456	19,981	17,498	17,300
Noncontrolling interest	1,542	1,591	1,554	1,540	1,552
Total equity	$16,482	$15,047	$21,535	$19,038	$18,852

Total equity attributable to Holdings, (ex. AOCI): [B]	$13,394	$12,612	$17,692	$13,570	$13,112

Capital:
Total capitalization	$19,734	$17,567	$24,198	$21,611	$21,414
Total capitalization (ex. AOCI): [A+B]	$18,188	$16,723	$21,909	$17,683	$17,226

Debt to capital:
Debt to capital	24.3%	23.4%	17.4%	19.0%	19.2%
Debt to capital (ex. AOCI)	26.4%	24.6%	19.2%	23.3%	23.9%

	For the Three Months Ended
Roll-forward of common shares outstanding (millions of shares):
Beginning balance	491.1	489.3	463.7	450.5	449.4
Repurchases	(1.8)	(25.6)	(13.7)	(1.2)	(4.7)
Retirements	—	—	—	—	—
Issuances	—	—	0.5	0.1	—
Ending basic common shares outstanding	489.3	463.7	450.5	449.4	444.7
Total potentially dilutive shares	—	—	2.5	1.4	1.1
Ending common shares outstanding - maximum potential dilution	489.3	463.7	453.0	450.8	445.8
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q.

3Q 2020 Financial Supplement	7

Operating Earnings (Loss) by Segment and Corporate and Other (1/2)

	Three Months Ended September 30, 2020
(in millions USD, unless otherwise indicated)	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues
Policy charges, fee income and premiums	$519	$75	$—	$450	$90	$1,134
Net investment income (loss)	324	174	13	240	121	872
Net derivative gains (losses)	58	(3)	(14)	3	1	45
Investment management, service fees and other income	178	55	900	58	88	1,279
Segment revenues	1,079	301	899	751	300	3,330
Benefits and other deductions
Policyholders’ benefits	298	1	—	455	163	917
Interest credited to policyholders’ account balances	78	76	—	130	22	306
Commissions and distribution related payments	71	9	148	40	74	342
Amortization of deferred policy acquisition costs	94	14	—	(16)	—	92
Compensation, benefits and other operating costs and expenses	93	46	531	82	89	841
Interest expense and financing fees	—	—	1	—	56	57
Segment benefits and other deductions	634	146	680	691	404	2,555
Operating earnings (loss), before income taxes	445	155	219	60	(104)	775
Income Taxes	(74)	(26)	(40)	(9)	18	(131)
Operating earnings (loss), before noncontrolling interest	371	129	179	51	(86)	644
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(75)	—	(1)	(76)
Operating earnings (loss)	$371	$129	$104	$51	$(87)	$568

	Three Months Ended September 30, 2019
	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues
Policy charges, fee income and premiums	$538	$72	$—	$555	$99	$1,264
Net investment income (loss)	287	148	5	242	120	802
Net derivative gains (losses)	170	1	—	(1)	2	172
Investment Management, service fees and other income	186	52	867	59	81	1,245
Segment revenues	1,181	273	872	855	302	3,483
Benefits and other deductions
Policyholders’ benefits	376	—	—	359	186	921
Interest credited to policyholders’ account balances	77	78	—	131	34	320
Commissions and distribution related payments	72	9	128	41	67	317
Amortization of deferred policy acquisition costs	(8)	5	—	120	(1)	116
Compensation, benefits and other operating costs and expenses	100	54	542	84	68	848
Interest Expense and Financing Fees	—	—	2	—	59	61
Segment benefits and other deductions	617	146	672	735	413	2,583
Operating earnings (loss), before income taxes	564	127	200	120	(111)	900
Income Taxes	(99)	(22)	(38)	(20)	21	(158)
Operating earnings (loss), before noncontrolling interest	465	105	162	100	(90)	742
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(69)	—	—	(69)
Operating earnings (loss)	$465	$105	$93	$100	$(90)	$673

Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q.

3Q 2020 Financial Supplement	8

Operating Earnings (Loss) by Segment and Corporate and Other (2/2)

	Nine Months Ended September 30, 2020
(in millions USD, unless otherwise indicated)	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues
Policy charges, fee income and premiums	$1,513	$214	$—	$1,480	$291	$3,498
Net investment income (loss)	906	460	12	688	338	2,404
Net derivative gains (losses)	414	1	(15)	10	(3)	407
Investment Management, service fees and other income	519	154	2,653	166	255	3,747
Segment revenues	3,352	829	2,650	2,344	881	10,056
Benefits and other deductions
Policyholders’ benefits	1,046	2	—	1,415	504	2,967
Interest credited to policyholders’ account balances	241	226	—	394	75	936
Commissions and distribution related payments	203	33	414	115	217	982
Amortization of deferred policy acquisition costs	253	28	—	63	(1)	343
Compensation, benefits and other operating costs and expenses	286	147	1,612	251	221	2,517
Interest expense and financing fees	—	—	5	—	164	169
Segment benefits and other deductions	2,029	436	2,031	2,238	1,180	7,914
Operating earnings (loss), before income taxes	1,323	393	619	106	(299)	2,142
Income Taxes	(229)	(68)	(109)	(18)	53	(371)
Operating earnings (loss), before noncontrolling interest	1,094	325	510	88	(246)	1,771
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(219)	—	2	(217)
Operating earnings (loss)	$1,094	$325	$291	$88	$(244)	$1,554

	Nine Months Ended September 30, 2019
	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues
Policy charges, fee income and premiums	$1,560	$206	$—	$1,622	$306	$3,694
Net investment income (loss)	835	432	44	714	388	2,413
Net derivative gains (losses)	312	3	(29)	10	(3)	293
Investment Management, service fees and other income	546	150	2,485	178	223	3,582
Segment revenues	3,253	791	2,500	2,524	914	9,982
Benefits and other deductions
Policyholders’ benefits	904	1	—	1,277	556	2,738
Interest credited to policyholders’ account balances	229	226	—	396	93	944
Commissions and distribution related payments	209	30	350	122	194	905
Amortization of deferred policy acquisition costs	129	27	—	229	(6)	379
Compensation, benefits and other operating costs and expenses	325	168	1,598	254	194	2,539
Interest Expense and Financing Fees	—	—	9	—	170	179
Segment benefits and other deductions	1,796	452	1,957	2,278	1,201	7,684
Operating earnings (loss), before income taxes	1,457	339	543	246	(287)	2,298
Income Taxes	(251)	(58)	(100)	(39)	51	(397)
Operating earnings (loss), before noncontrolling interest	1,206	281	443	207	(236)	1,901
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(193)	—	(4)	(197)
Operating earnings (loss)	$1,206	$281	$250	$207	$(240)	$1,704

Some Financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q.

3Q 2020 Financial Supplement	9

Assets Under Management and Administration

	Balances as of
(in billions USD, except for Equitable Headcount)	9/30/2019	12/31/2019	3/31/2020	6/30/2020	9/30/2020

Assets Under Management

AB AUM
Total AB	$592.4	$622.9	$541.8	$600.0	$630.8
Exclusion for General Account and other Affiliated Accounts	(75.2)	(74.4)	(77.4)	(82.9)	(85.9)
Exclusion for Separate Accounts	(36.6)	(38.5)	(30.9)	(35.6)	(36.6)
AB third party	$480.6	$509.9	$433.5	$481.5	$508.3

Total company AUM
AB third party	$480.6	$509.9	$433.5	$481.5	$508.3
General Account and other Affiliated Accounts	99.2	97.7	106.5	111.1	114.5
Separate Accounts	121.0	126.9	106.1	118.9	123.4
Total AUM	$700.8	$734.6	$646.2	$711.5	$746.3

Total Assets Under Administration (AUA) (1)	$50.8	$54.1	$47.9	$53.5	$56.3

Equitable Advisor Headcount
Total Number of Equitable Advisors	4,330	4,487	4,357	4,333	4,273

Notes:

(1) AUA includes Equitable Advisors Advisory and Brokerage AUA; Equitable Advisors broker-dealer business is included in Corporate and Other.

3Q 2020 Financial Supplement	10

Sales Metrics by Segment

	For the Three Months Ended						Nine Months Ended
(in millions USD, unless otherwise indicated)	9/30/2019	12/31/2019	3/31/2020	6/30/2020	9/30/2020	Change	9/30/2019	9/30/2020	Change

Insurance Operations

Individual Retirement
First year premiums and deposits	$2,062	$2,157	$1,918	$1,631	$1,656	(19.7)%	$6,034	$5,205	(13.7)%
Renewal premium and deposits	80	82	76	91	91	13.7%	267	258	(3.6)%
Total Gross Premiums	$2,142	$2,239	$1,994	$1,722	$1,747	(18.4)%	$6,302	$5,463	(13.3)%

Group Retirement
First year premiums and deposits	$332	$469	$364	$226	$254	(23.4)%	$1,018	$844	(17.1)%
Renewal premium and deposits	438	544	561	570	452	3.0%	1,502	1,583	5.4%
Total Gross Premiums	$770	$1,013	$925	$796	$706	(8.4)%	$2,520	$2,427	(3.7)%

Protection Solutions
First year premiums and deposits	$113	$122	$99	$89	$76	(32.6)%	$337	$264	(21.7)%
Renewal premium and deposits	664	668	679	604	624	(6.1)%	1,972	1,907	(3.3)%
Total Gross Premiums	$777	$790	$778	$693	$700	(9.9)%	$2,309	$2,171	(6.0)%

Investment Management and Research (in billions USD)
Gross Sales by distribution channel
Institutional	$2.9	$5.4	$3.9	$8.8	$8.3	186.2%	$11.7	$21.0	79.5%
Retail	21.1	18.9	24.2	19.6	17.5	(17.1)%	56.4	61.3	8.7%
Private Wealth Management (3)	2.3	2.7	3.5	3.4	3.5	52.2%	8.6	10.5	22.1%
Firmwide Gross Sales (3)	$26.3	$27.0	$31.6	$31.8	$29.3	11.4%	$76.7	$92.8	21.0%

Gross sales by investment service
Equity Active	$6.9	$10.9	$12.1	$13.8	$12.0	73.9%	$23.7	37.9	59.9%
Equity Passive (1)	0.3	0.3	0.4	—	1.2	300.0%	0.2	1.6	700.0%
Fixed Income - Taxable	16.2	12.2	14.7	15.0	11.0	(32.1)%	40.8	40.7	(0.2)%
Fixed Income - Tax-Exempt (3)	2.5	2.4	2.9	2.3	2.2	(12.0)%	7.6	7.5	(1.3)%
Fixed Income Passive (1)	—	—	—	—	—	—%	0.1	—	(100.0)%
Other (2)	0.4	1.2	1.5	0.7	2.9	625.0%	4.3	5.1	18.6%
Firmwide Gross Sales (3)	$26.3	$27.0	$31.6	$31.8	$29.3	11.4%	$76.7	$92.8	21.0%

Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services and certain alternative investments.
(3) Line item does not cross foot due to rounding.

3Q 2020 Financial Supplement	11

Business Segments:
Operating Earnings Results and Metrics

3Q 2020 Financial Supplement	12

Individual Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2019	12/31/2019	3/31/2020	6/30/2020	9/30/2020	Change	9/30/2019	9/30/2020	Change

Revenues
Policy charges, fee income and premiums	$538	$525	$501	$493	$519	(3.5)%	$1,560	$1,513	(3.0)%
Net investment income (loss)	287	313	316	266	324	12.9%	835	906	8.5%
Net derivative gains (losses)	170	50	479	(123)	58	(65.9)%	312	414	32.7%
Investment management, service fees and other income	186	184	177	164	178	(4.3)%	546	519	(4.9)%
Segment revenues	1,181	1,072	1,473	800	1,079	(8.6)%	3,253	3,352	3.0%

Benefits and other deductions
Policyholders’ benefits	376	280	672	76	298	(20.7)%	904	1,046	15.7%
Interest credited to policyholders’ account balances	77	81	82	81	78	1.3%	229	241	5.2%
Commissions and distribution-related payments	72	72	72	60	71	(1.4)%	209	203	(2.9)%
Amortization of deferred policy acquisition costs	(8)	52	87	72	94	N/M	129	253	96.1%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	100	110	106	87	93	(7.0)%	325	286	(12.0)%
Segment benefits and other deductions	617	595	1,019	376	634	2.8%	1,796	2,029	13.0%

Operating earnings (loss), before income taxes	564	477	454	424	445	(21.1)%	1,457	1,323	(9.2)%
Income taxes	(99)	(85)	(81)	(74)	(74)	25.3%	(251)	(229)	8.8%
Operating earnings (loss), before noncontrolling interest	465	392	373	350	371	(20.2)%	1,206	1,094	(9.3)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$465	$392	$373	$350	$371	(20.2)%	$1,206	$1,094	(9.3)%

Summary Metrics

Operating earnings (loss) - TTM: [A]	$1,551	$1,598	$1,589	$1,580	$1,486	(4.2)%	$1,551	$1,486	(4.2)%
Average capital - TTM: [B]	$7,170	$7,357	$7,322	$7,004	$6,682	(6.8)%	$7,170	$6,682	(6.8)%
Non-GAAP Operating ROC - TTM (1): [A/B]	21.6%	21.7%	21.7%	22.6%	22.2%		21.6%	22.2%

Average Account Value (TTM)	$101,343	$104,927	$102,699	$102,583	$103,546	2.2%	$101,343	$103,546	2.2%

Return on assets (TTM)	1.82%	1.84%	1.88%	1.87%	1.74%		1.82%	1.74%

Net flows
Current Product Offering	$802	$842	$615	$656	$351	(56.2)%	$2,488	$1,622	(34.8)%
Fixed Rate	(925)	(1,038)	(935)	(709)	(778)	15.9%	(2,791)	(2,422)	13.2%
Net flows	$(123)	$(196)	$(320)	$(53)	$(427)	(247.7)%	$(303)	$(800)	(164.2)%

First year premiums and deposits	$2,062	$2,157	$1,918	$1,631	$1,656	(19.7)%	$6,034	$5,205	(13.7)%

In-force Policy Count by Product (in thousands):
Fixed rate	360	357	351	347	342		360	342
Current product offering	546	549	553	556	557		546	557
Total	906	906	904	903	899		906	899

Notes:
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q.
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document.

3Q 2020 Financial Supplement	13

Individual Retirement - Select Operating Metrics
	For the Three Months Ended or As of					Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2019	12/31/2019	3/31/2020	6/30/2020	9/30/2020	9/30/2019	9/30/2020

Sales Metrics
First Year Premiums by Product:
SCS	$1,305	$1,425	$1,227	$987	$1,166	$3,713	$3,380
Retirement Cornerstone	522	507	461	465	324	1,648	1,250
Investment Edge	146	141	132	89	97	408	318
Other	89	84	98	90	69	265	257
Total First Year Premiums	$2,062	$2,157	$1,918	$1,631	$1,656	$6,034	$5,205

First Year Premiums by Guarantee:
Non-GMxB	$1,483	$1,573	$1,377	$1,093	$1,255	$4,155	$3,725
ROP death benefit only	118	149	135	119	134	402	388
Total non-GMxB & ROP death benefit only	1,601	1,722	1,512	1,212	1,389	4,557	4,113
Floating rate GMxB	449	425	398	409	266	1,439	1,073
Fixed rate GMxB	12	10	8	10	1	38	19
Total First Year Premiums	$2,062	$2,157	$1,918	$1,631	$1,656	$6,034	$5,205

Account Values
General Account:
Balance as of beginning of period	$23,455	$24,409	$26,108	$23,862	$27,075	$20,631	$26,108
Gross premiums	1,273	1,315	1,376	956	915	3,718	3,247
Surrenders, withdrawals and benefits	(474)	(477)	(477)	(378)	(528)	(1,448)	(1,383)
Net flows	799	838	899	578	387	2,270	1,864
Investment performance, interest credited and policy charges	155	861	(3,136)	2,635	914	1,966	413
Transfer to Corp & Other	—	—	—	—	—	(458)	—
Other (2)	—	—	(6)	—	—	—	(6)
Reclassified to Assets held-for-sale	—	—	(3)	—	—	—	(3)
Balance as of end of period	$24,409	$26,108	$23,862	$27,075	$28,376	$24,409	$28,376

Separate Accounts:
Balance as of beginning of period	$80,852	$79,570	$82,814	$69,727	$76,765	$73,958	$82,814
Gross premiums	862	911	614	763	820	2,628	2,197
Surrenders, withdrawals and benefits	(1,784)	(1,945)	(1,833)	(1,394)	(1,634)	(5,201)	(4,861)
Net flows	(922)	(1,034)	(1,219)	(631)	(814)	(2,573)	(2,664)
Investment performance, interest credited and policy charges	(360)	4,278	(11,868)	7,669	3,504	8,185	(695)
Transfer to Corp & Other	—	—	—	—	—	—	—
Other (2)	—	—	—	—	—	—	—
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Balance as of end of period	$79,570	$82,814	$69,727	$76,765	$79,455	$79,570	$79,455
Total:
Balance as of beginning of period	$104,307	$103,979	$108,922	$93,589	$103,840	$94,589	$108,922
Gross premiums (1)	2,135	2,226	1,990	1,719	1,735	6,346	5,444
Surrenders, withdrawals and benefits	(2,258)	(2,422)	(2,310)	(1,772)	(2,162)	(6,649)	(6,244)
Net flows	(123)	(196)	(320)	(53)	(427)	(303)	(800)
Investment performance, interest credited and policy charges	(205)	5,139	(15,004)	10,304	4,418	10,151	(282)
Transfer to Corp & Other	—	—	—	—	—	(458)	—
Other (2)	—	—	(6)	—	—	—	(6)
Reclassified to Assets held-for-sale	—	—	(3)	—	—	—	(3)
Balance as of end of period	$103,979	$108,922	$93,589	$103,840	$107,831	$103,979	$107,831

Net Amount at Risk (NAR)
Total GMIB NAR	$9,980	$8,746	$16,184	$14,234	$13,403	$9,980	$13,403
Total GMDB NAR	20,399	19,122	25,791	22,134	21,061	20,399	21,061
Reserves (Net of Reinsurance)
GMIB Reserves	$11,428	$10,664	$12,754	$15,267	$14,984	$11,428	$14,984
GMDB Reserves	4,658	4,674	4,933	4,897	5,021	4,658	5,021
Total GMDB/IB Variable Annuity Reserves (Net of Reinsurance)	$16,086	$15,338	$17,687	$20,164	$20,005	$16,086	$20,005
Notes:
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q.
(1) Includes deposits from certain other products not reported as first year premiums and deposits or renewal premiums and deposits elsewhere in this document.
(2) Represents amounts related to our fixed income annuity (“FIA”) contracts which were previously reported as Policyholders’ account balances in the consolidated balance sheets and therefore included in our definition of “Account Value”. As of March 31, 2020, FIAs are reported as Future policy benefits and other policyholders’ liabilities in the consolidated balance sheets and accordingly were excluded from Account Value.

3Q 2020 Financial Supplement	14

Group Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2019	12/31/2019	3/31/2020	6/30/2020	9/30/2020	Change	9/30/2019	9/30/2020	Change

Revenues
Policy charges, fee income and premiums	$72	$73	$71	$68	$75	4.2%	$206	$214	3.9%
Net investment income (loss)	148	158	159	127	174	17.6%	432	460	6.5%
Net derivative gains (losses)	1	1	—	4	(3)	(400.0)%	3	1	(66.7)%
Investment management, service fees and other income	52	54	52	47	55	5.8%	150	154	2.7%
Segment revenues	273	286	282	246	301	10.3%	791	829	4.8%

Benefits and other deductions
Policyholder benefits	—	1	—	1	1	100.0%	1	2	100.0%
Interest credited to policyholders’ account balances	78	76	76	74	76	(2.6)%	226	226	—%
Commissions and distribution-related payments	9	12	11	13	9	—%	30	33	10.0%
Amortization of deferred policy acquisition costs	5	8	12	2	14	180.0%	27	28	3.7%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	54	56	54	47	46	(14.8)%	168	147	(12.5)%
Segment benefits and other deductions	146	153	153	137	146	—%	452	436	(3.5)%

Operating earnings (loss), before income taxes	127	133	129	109	155	22.0%	339	393	15.9%
Income taxes	(22)	(24)	(23)	(19)	(26)	(18.2)%	(58)	(68)	(17.2)%
Operating earnings (loss), before noncontrolling interest	105	109	106	90	129	22.9%	281	325	15.7%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$105	$109	$106	$90	$129	22.9%	$281	$325	15.7%

Summary Metrics

Operating earnings (loss) - TTM: [A]	$383	$390	$415	$410	$434	N/M	$383	$434	13.3%
Average capital - TTM: [B]	$1,310	$1,333	$1,272	$1,204	$1,136	N/M	$1,310	$1,136	(13.3)%
Non-GAAP Operating ROC - TTM (1): [A/B]	29.2%	29.3%	32.7%	34.1%	38.3%		29.2%	38.3%

Average Account Value (TTM)	$34,899	$36,269	$35,787	$36,045	$36,708	5.2%	$34,899	$36,708	5.2%

Return on assets (TTM)	1.32%	1.30%	1.41%	1.38%	1.43%		1.32%	1.43%

Net flows	$(23)	$19	$128	$216	$(93)	(312.5)%	$248	$251	1.1%

Gross premiums	$770	$1,013	$925	$796	$706	(8.4)%	$2,520	$2,427	(3.7)%

Notes:
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q.
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document.

3Q 2020 Financial Supplement	15

Group Retirement - Select Operating Metrics

	For the Three Months Ended or As of					Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2019	12/31/2019	3/31/2020	6/30/2020	9/30/2020	9/30/2019	9/30/2020

Sales Metrics
Gross premiums:
First-year premiums	$332	$469	$364	$226	$254	$1,018	$844
Renewal premiums	438	544	561	570	452	1,502	1,583
Group Retirement premiums	$770	$1,013	$925	$796	$706	$2,520	$2,427

Gross premiums by market:
Tax-exempt	$224	$257	$214	$162	$173	$645	$549
Corporate	93	199	135	55	72	337	262
Other	15	13	15	9	9	36	33
Total First Year Premiums	332	469	364	226	254	1,018	844
Tax-exempt	313	422	412	448	320	1,109	1,180
Corporate	83	78	89	81	87	252	257
Other	42	44	60	41	45	141	146
Total renewal premiums	438	544	561	570	452	1,502	1,583
Group Retirement premiums by market	$770	$1,013	$925	$796	$706	$2,520	$2,427

Account Values
General Account:
Balance as of beginning of period	$11,892	$12,018	$12,071	$12,257	$12,420	$11,619	$12,071
Gross premiums	340	312	447	259	355	965	1,061
Surrenders, withdrawals and benefits	(292)	(346)	(280)	(217)	(239)	(822)	(736)
Net flows	48	(34)	167	42	116	143	325
Investment performance, interest credited and policy charges	78	87	19	121	91	256	231
Balance as of end of period	$12,018	$12,071	$12,257	$12,420	$12,627	$12,018	$12,627

Separate Accounts:
Balance as of beginning of period	$24,165	$24,043	$25,809	$20,891	$24,670	$20,782	$25,809
Gross premiums	430	702	478	537	351	1,555	1,366
Surrenders, withdrawals and benefits	(501)	(649)	(517)	(363)	(560)	(1,450)	(1,440)
Net flows	(71)	53	(39)	174	(209)	105	(74)
Investment performance, interest credited and policy charges	(51)	1,713	(4,879)	3,605	1,627	3,156	353
Balance as of end of period	$24,043	$25,809	$20,891	$24,670	$26,088	$24,043	$26,088

Total:
Balance as of beginning of period	$36,057	$36,061	$37,880	$33,148	$37,090	$32,401	$37,880
Gross premiums	770	1,014	925	796	706	2,520	2,427
Surrenders, withdrawals and benefits	(793)	(995)	(797)	(580)	(799)	(2,272)	(2,176)
Net flows	(23)	19	128	216	(93)	248	251
Investment performance, interest credited and policy charges	27	1,800	(4,860)	3,726	1,718	3,412	584
Balance as of end of period	$36,061	$37,880	$33,148	$37,090	$38,715	$36,061	$38,715

3Q 2020 Financial Supplement	16

Investment Management and Research - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2019	12/31/2019	3/31/2020	6/30/2020	9/30/2020	Change	9/30/2019	9/30/2020	Change

Revenues
Net investment income (loss)	$5	$13	$(33)	$32	$13	160.0%	$44	$12	(72.7)%
Net derivative gains (losses)	—	(9)	30	(31)	(14)	(100.0)%	(29)	(15)	48.3%
Investment management, service fees and other income	867	975	910	843	900	3.8%	2,485	2,653	6.8%
Segment Revenues	872	979	907	844	899	3.1%	2,500	2,650	6.0%

Benefits and other deductions
Commissions and distribution-related payments	128	138	140	126	148	15.6%	350	414	18.3%
Compensation, benefits and other operating costs and expenses	542	576	558	523	531	(2.0)%	1,598	1,612	0.9%
Interest expense and financing fees	2	1	2	2	1	(50.0)%	9	5	(44.4)%
Total benefits and other deductions	672	715	700	651	680	1.2%	1,957	2,031	3.8%

Operating earnings (loss), before income taxes	200	264	207	193	219	9.5%	543	619	14.0%
Income taxes	(38)	(44)	(37)	(32)	(40)	(5.3)%	(100)	(109)	(9.0)%
Operating earnings (loss), before noncontrolling interest	162	220	170	161	179	10.5%	443	510	15.1%
Less: Operating (earnings) loss attributable to the noncontrolling interest	(69)	(89)	(75)	(69)	(75)	(8.7)%	(193)	(219)	(13.5)%
Operating earnings (loss)	$93	$131	$95	$92	$104	11.8%	$250	$291	16.4%

Summary Metrics

Adjusted operating margin (1)	27.5%	32.3%	27.6%	27.9%	29.7%		25.7%	28.4%

Net flows (in billions USD) (2)	$8.1	$6.5	$(5.6)	$(3.3)	$3.1		$18.7	$(5.8)

Total AUM (in billions USD)	$592.4	$622.9	$541.8	$600.0	$630.8		$592.4	$630.8

Ownership Structure of AB

Holdings and its subsidiaries	63.8%	63.3%	63.4%	63.7%	63.8%		63.8%	63.8%
AB Holding	35.4%	36.0%	35.9%	35.5%	35.5%		35.4%	35.5%
Unaffiliated holders	0.8%	0.7%	0.7%	0.8%	0.7%		0.8%	0.7%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

EQH economic interest	65.3%	64.8%	64.9%	65.2%	65.3%		65.3%	65.3%
EQH average economic interest	65.3%	65.2%	64.8%	65.2%	65.2%		65.2%	65.1%

Units of limited partnership outstanding (in millions)	268.2	270.4	270.0	268.6	268.4		268.2	268.4
Notes:

(1) Adjusted Operating Margin is a non-GAAP financial measure used by AllianceBernstein’s (“AB”) management in evaluating AB’s financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used herein.
(2) Net flows reflect one-time AXA-related active fixed income outflows of $11.1 billion for the nine months ended September 30, 2020. Discrete 2020 quarterly outflows were as follows: $1.1 billion, $7.9 billion, and $2.2 billion for the first, second and third quarter respectively.

3Q 2020 Financial Supplement	17

Investment Management and Research - Select Operating Metrics

	For the Three Months Ended or As of
(in billions USD, unless otherwise indicated)	9/30/2019	12/31/2019	3/31/2020	6/30/2020	9/30/2020

AUM Roll-forward
Balance as of beginning of period	$580.8	$592.4	$622.9	$541.8	$600.0
Sales/new accounts	26.3	27.0	31.6	31.8	29.3
Redemptions/terminations	(18.6)	(15.6)	(32.7)	(31.4)	(23.2)
Cash flow/unreinvested dividends	0.4	(4.9)	(4.5)	(3.7)	(3.0)
Net long-term (outflows) inflows	8.1	6.5	(5.6)	(3.3)	3.1
Adjustments	—	—	0.2	—	—
Market appreciation (depreciation)	3.5	24.0	(75.7)	61.5	27.7
Net change	11.6	30.5	(81.1)	58.2	30.8
Balance as of end of period	$592.4	$622.9	$541.8	$600.0	$630.8

Ending Assets by distribution channel
Institutions	$272.9	$282.7	$256.7	$276.2	$289.5
Retail	222.5	239.2	198.6	229.5	242.9
Private Wealth Management	97.0	101.0	86.5	94.3	98.4
Total	$592.4	$622.9	$541.8	$600.0	$630.8

Ending Assets by investment service
Equity
Actively Managed	$159.9	$177.2	$141.5	$173.1	$188.8
Passively Managed (1)	56.8	60.1	47.2	54.3	57.5
Total Equity	$216.7	$237.3	$188.7	$227.4	$246.3
Fixed Income
Actively Managed	$298.7	$305.4	$282.0	$295.0	$302.0
Passively Managed (1)	9.4	9.3	10.3	9.9	9.0
Total Fixed Income	308.1	314.7	292.3	304.9	311.0
Total Other (2)	67.6	70.9	60.8	67.7	73.5
Total	$592.4	$622.9	$541.8	$600.0	$630.8

Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services and certain alternative investments.

3Q 2020 Financial Supplement	18

Investment Management and Research - Net Flows
	For the Three Months Ended					Nine Months Ended or As of
(in billions USD, unless otherwise indicated)	9/30/2019	12/31/2019	3/31/2020	6/30/2020	9/30/2020	9/30/2019	9/30/2020
Net Flows by Distribution Channel
Institutions
US (3)	$6.6	$(1.1)	$0.9	$(4.8)	$(0.6)	$4.6	$(4.6)
Global and Non-US (3)	(5.1)	2.5	(0.5)	(1.6)	2.7	(3.6)	0.7
Total Institutions	$1.5	$1.4	$0.4	$(6.4)	$2.1	$1.0	$(3.9)
Retail
US	$1.0	$1.7	$(0.9)	$1.7	$1.2	$3.3	$2.0
Global and Non-US	6.4	3.5	(4.5)	2.1	(0.5)	15.3	(2.9)
Total Retail	$7.4	$5.2	$(5.4)	$3.8	$0.7	$18.6	$(0.9)
Private Wealth
US	$(0.6)	$0.2	$(0.4)	$(0.2)	$0.5	$(1.0)	$(0.1)
Global and Non-US	(0.2)	(0.3)	(0.2)	(0.5)	(0.2)	0.1	(0.9)
Total Private Wealth	$(0.8)	$(0.1)	$(0.6)	$(0.7)	$0.3	$(0.9)	$(1.0)
Total Net Flows by Distribution Channel	$8.1	$6.5	$(5.6)	$(3.3)	$3.1	$18.7	$(5.8)
Net Flows by Investment Service
Equity Active
US	$0.6	$1.1	$(0.4)	$2.2	$1.2	$1.1	$3.0
Global and Non-US	(2.0)	2.2	1.8	0.6	1.0	(0.4)	3.4
Total Equity Active	$(1.4)	$3.3	$1.4	$2.8	$2.2	$0.7	$6.4
Equity Passive (1)
US (3)	$(0.9)	$(1.4)	$0.1	$(1.6)	$(1.8)	$(2.2)	$(3.3)
Global and Non-US	(0.2)	(0.2)	(1.4)	0.1	0.8	(0.3)	(0.5)
Total Equity Passive (1)	$(1.1)	$(1.6)	$(1.3)	$(1.5)	$(1.0)	$(2.5)	$(3.8)
Fixed Income - Taxable
US	$6.6	$(0.1)	$0.2	$(3.9)	$1.1	$5.3	$(2.6)
Global and Non-US	2.8	3.3	(6.6)	(1.2)	(1.3)	10.1	(9.1)
Total Fixed Income - Taxable	$9.4	$3.2	$(6.4)	$(5.1)	$(0.2)	$15.4	$(11.7)
Fixed Income - Tax-Exempt
US	$1.0	$1.0	$—	$(0.3)	$0.8	$2.0	$0.5
Global and Non-US	—	—	—	—	—	—	—
Total Fixed Income - Tax-Exempt	$1.0	$1.0	$—	$(0.3)	$0.8	$2.0	$0.5
Fixed Income - Passive (1)
US	$(0.1)	$(0.1)	$(0.2)	$(0.1)	$(0.3)	$(0.2)	$(0.6)
Global and Non-US	(0.1)	(0.1)	0.9	(0.5)	(0.8)	(0.5)	(0.4)
Total Fixed Income - Passive (1)	$(0.2)	$(0.2)	$0.7	$(0.6)	$(1.1)	$(0.7)	$(1.0)
Other (2)
US (3)	$(0.2)	$0.3	$(0.1)	$0.4	$0.1	$0.8	$0.3
Global and Non-US (3)	0.6	0.5	0.1	1.0	2.3	3.0	3.5
Total Other (2)	$0.4	$0.8	$—	$1.4	$2.4	$3.8	$3.8
Total Net Flows by Investment Service	$8.1	$6.5	$(5.6)	$(3.3)	$3.1	$18.7	$(5.8)
Active vs. Passive Net Flows
Actively Managed
Equity	$(1.4)	$3.3	$1.4	$2.8	$2.2	$0.7	$6.4
Fixed Income (4)	10.4	4.2	(6.4)	(5.4)	0.6	17.4	(11.2)
Other (2) (3)	0.3	0.6	(0.2)	1.3	2.3	3.5	3.5
Total (3)	$9.3	$8.1	$(5.2)	$(1.3)	$5.1	$21.6	$(1.3)
Passively Managed (1)
Equity	$(1.1)	$(1.6)	$(1.3)	$(1.5)	$(1.0)	$(2.5)	$(3.8)
Fixed Income	(0.2)	(0.2)	0.7	(0.6)	(1.1)	(0.7)	(1.0)
Other (2) (3)	0.1	0.2	0.2	0.1	0.1	0.3	0.3
Total (3)	$(1.2)	$(1.6)	$(0.4)	$(2.0)	$(2.0)	$(2.9)	$(4.5)
Total Active vs Passive Net Flows	$8.1	$6.5	$(5.6)	$(3.3)	$3.1	$18.7	$(5.8)
Notes:
(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services and certain alternative investments.
(3) Line item does not cross foot due to rounding.
(4) Net flows reflect one-time AXA-related active fixed income outflows of $11.1 billion for the nine months ended September 30, 2020. Discrete 2020 quarterly outflows were as follows: $1.1 billion, $7.9 billion, and $2.2 billion for the first, second and third quarter respectively.

3Q 2020 Financial Supplement	19

Protection Solutions - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2019	12/31/2019	3/31/2020	6/30/2020	9/30/2020	Change	9/30/2019	9/30/2020	Change

Revenues
Policy charges, fee income and premiums	$555	$526	$562	$468	$450	(18.9)%	$1,622	$1,480	(8.8)%
Net investment income (loss)	242	253	244	204	240	(0.8)%	714	688	(3.6)%
Net derivative gains (losses)	(1)	—	2	5	3	400.0%	10	10	—%
Investment management, service fees and other income	59	63	57	51	58	(1.7)%	178	166	(6.7)%
Segment revenues	855	842	865	728	751	(12.2)%	2,524	2,344	(7.1)%

Benefits and other deductions
Policyholders’ benefits	359	378	500	460	455	26.7%	1,277	1,415	10.8%
Interest credited to policyholders’ account balances	131	124	127	137	130	(0.8)%	396	394	(0.5)%
Commissions and distribution-related payments	41	44	40	35	40	(2.4)%	122	115	(5.7)%
Amortization of deferred policy acquisition costs	120	46	50	29	(16)	(113.3)%	229	63	(72.5)%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	84	93	88	81	82	(2.4)%	254	251	(1.2)%
Segment benefits and other deductions	735	685	805	742	691	(6.0)%	2,278	2,238	(1.8)%

Operating earnings (loss), before income taxes	120	157	60	(14)	60	(50.0)%	246	106	(56.9)%
Income taxes	(20)	(28)	(11)	2	(9)	55.0%	(39)	(18)	53.8%
Operating earnings (loss), before noncontrolling interest	100	129	49	(12)	51	(49.0)%	207	88	(57.5)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$100	$129	$49	$(12)	$51	(49.0)%	$207	$88	(57.5)%

Summary Metrics

Operating earnings (loss) - TTM: [A]	$254	$336	$378	$266	$217	N/M	$254	$217	N/M
Average capital - TTM: [B]	$2,948	$2,998	$2,801	$3,142	$2,922	N/M	$2,948	$2,922	N/M
Non-GAAP Operating ROC - TTM (1): [A/B]	8.6%	11.2%	13.5%	8.5%	7.4%		8.6%	7.4%

Benefit ratio	57.3%	59.6%	72.5%	82.0%	77.9%		66.3%	77.2%

Gross written premiums	$777	$790	$778	$693	$700	(9.9)%	$2,309	$2,171	(6.0)%

Annualized premiums	$61	$70	$56	$57	$49	(19.9)%	$188	$162	(13.9)%

Total in-force face amount (in billions USD)	$442.3	$441.5	$435.1	$411.0	$408.3	(7.7)%	$442.3	$408.3	(7.7)%

Notes:
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q.
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document.

3Q 2020 Financial Supplement	20

Protection Solutions - Select Operating Metrics

	For the Three Months Ended or As of					Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2019	12/31/2019	3/31/2020	6/30/2020	9/30/2020	9/30/2019	9/30/2020

Sales Metrics
First Year Premiums by Product Line:
Universal Life	$1	$1	$—	$—	$—	$1	$—
Indexed Universal Life	51	56	49	41	28	147	118
Variable Universal Life	42	49	35	29	31	132	95
Term	5	5	4	5	5	15	14
Employee Benefits	13	11	11	14	12	41	37
Other (1)	1	—	—	—	—	1	—
Total	$113	$122	$99	$89	$76	$337	$264

Renewals by Product Line:
Universal Life	$239	$212	$216	$201	$223	$682	$640
Indexed Universal Life	60	59	72	67	63	189	202
Variable Universal Life	221	237	243	225	226	684	694
Term	125	135	120	83	81	363	284
Employee Benefits	14	18	23	24	26	38	73
Other (1)	5	7	5	4	5	16	14
Total	664	668	679	604	624	1,972	1,907
Total Gross Premiums	$777	$790	$778	$693	$700	$2,309	$2,171

In-force Metrics
In-force Face Amount by Product (2) (in billions):
Universal Life (3)	$53.8	$53.3	$52.7	$49.9	$49.5	$53.8	$49.5
Indexed Universal Life	24.9	25.8	26.4	27.0	27.5	24.9	27.5
Variable Universal Life (4)	126.8	127.5	126.0	126.4	126.7	126.8	126.7
Term	235.4	233.5	228.7	206.3	203.3	235.4	203.3
Whole Life	1.4	1.4	1.3	1.4	1.3	1.4	1.3
Total	$442.3	$441.5	$435.1	$411.0	$408.3	$442.3	$408.3

In-force Policy Count by Product (2) (in thousands):
Universal Life (3)	169	166	164	149	147	169	147
Indexed Universal Life	57	59	60	62	63	57	63
Variable Universal Life (4)	300	299	296	294	292	300	292
Term	326	323	319	267	268	326	268
Whole Life	18	18	18	17	17	18	17
Total	870	865	857	789	787	870	787

Protection Solutions Reserves
General Account	$17,838	$17,300	$17,275	$17,930	$18,691	$17,838	$18,691
Separate Accounts	12,804	13,616	11,259	12,928	13,190	12,804	13,190
Total	$30,642	$30,916	$28,534	$30,858	$31,881	$30,642	$31,881

Notes:
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q.
(1) For the individual life insurance premiums, Other includes Whole Life insurance and other products available-for-sale but not actively marketed.
(2) Includes individual life insurance and does not include Employee Benefits as it is a start-up business and therefore has immaterial in-force policies.
(3) Universal Life includes Guaranteed Universal Life.
(4) Variable Universal Life includes variable life insurance and corporate-owned life insurance.

3Q 2020 Financial Supplement	21

Investments

3Q 2020 Financial Supplement	22

Consolidated Investment Portfolio Composition

	Balances as of
(in millions USD, unless otherwise indicated)	December 31, 2019		September 30, 2020
	Amount (1)	% of Total	Amount (1)	% of Total
Composition of investment portfolio
Fixed maturities, available-for-sale, at fair value	$66,343	67.9%	$79,379	69.3%
Mortgage loans on real estate	12,107	12.4%	12,802	11.2%
Policy loans	3,735	3.8%	4,123	3.6%
Other equity investments	1,344	1.4%	1,428	1.2%
Other invested assets	2,780	2.8%	1,802	1.6%
Subtotal investment assets	86,309	88.3%	99,534	87.0%
Trading securities	7,031	7.2%	6,244	5.5%
Total investments	93,340	95.5%	105,778	92.4%
Cash and cash equivalents	4,405	4.5%	8,684	7.6%
Total	$97,745	100.0%	$114,462	100.0%

General Account Fixed maturities by industry (Based on amortized cost)
Corporate securities:
Finance	$12,015	19.2%	$14,221	20.3%
Manufacturing	12,643	20.2%	13,629	19.4%
Utilities	4,999	8.0%	6,075	8.7%
Services	6,730	10.7%	7,398	10.5%
Energy	3,772	6.0%	4,098	5.8%
Retail and wholesale	3,515	5.6%	3,377	4.8%
Transportation	1,793	2.9%	2,272	3.2%
Other	198	0.3%	126	0.2%
Total corporate securities	45,665	72.8%	51,196	73.0%
U.S. government and agency	14,395	23.0%	13,145	18.7%
Residential mortgage-backed (2)	178	0.3%	146	0.2%
Preferred stock	501	0.8%	415	0.6%
State & municipal	638	1.0%	762	1.1%
Foreign governments	462	0.7%	829	1.2%
Commercial mortgage-backed	—	—%	1,067	1.5%
Asset-backed securities	848	1.4%	2,588	3.7%
Total	$62,687	100.0%	$70,148	100.0%

General Account Fixed maturities credit quality (3) (Based on amortized cost)
Aaa, Aa, A (NAIC Designation 1)	$42,770	68.2%	$45,448	64.8%
Baa (NAIC Designation 2)	18,605	29.7%	22,752	32.4%
Investment grade	61,375	97.9%	68,200	97.2%
Below investment grade (NAIC Designation 3,4,5 and 6)	1,312	2.1%	1,948	2.8%
Total	$62,687	100.0%	$70,148	100.0%

Notes:

(1) Investment data has been classified based on standard industry categorizations for domestic public holdings and similar classifications by industry for all other holdings.
(2) Includes publicly traded agency pass-through securities and collateralized obligations.
(3) Credit quality based on NAIC rating.

3Q 2020 Financial Supplement	23

Consolidated Results of General Account Investment Portfolio

	For the Nine Months Ended or As of				Years Ended or As of
(in millions USD, unless otherwise indicated)	September 30, 2019		September 30, 2020		December 31, 2019
	Yield	Amount (1)	Yield	Amount (1)	Yield	Amount (1)
Fixed Maturities:
Income (loss)	3.78%	$1,486	3.49%	$1,725	3.68%	$2,019
Ending assets		61,684		70,135		62,687
Mortgages:
Income (loss)	4.37%	397	4.15%	384	4.47%	541
Ending assets		12,022		12,802		12,107
Other Equity Investments:
Income (loss)	6.90%	73	0.21%	2	6.33%	86
Ending assets		1,488		1,588		1,507
Policy Loans:
Income	5.57%	157	5.38%	153	5.59%	210
Ending assets		3,750		4,123		3,735
Cash and Short-term Investments:
Income	0.04%	1	0.05%	2	(0.15)%	(4)
Ending assets		2,071		3,931		1,856
Repurchase and Funding Agreements:
Interest expense and other		(76)		(61)		(110)
Ending (liabilities)		(6,510)		(6,848)		(6,909)
Total invested Assets:
Income	3.98%	2,038	3.62%	2,205	3.92%	2,742
Ending assets		74,505		85,731		74,983
Short Duration Fixed Maturities:
Income (loss)	3.09%	251	3.33%	140	3.15%	312
Ending assets		8,030		5,448		6,173
Total Net Investment Income:
Investment income	3.86%	2,289	3.60%	2,345	3.83%	3,054
Less: investment fees	(0.08)%	(48)	(0.12)%	(75)	(0.08)%	(66)
Investment income, net	3.78%	$2,241	3.49%	$2,270	3.75%	$2,988
General Account Ending Net Assets		$82,535		$91,179		$81,156
Operating Earnings adjustments:
Repurchase and Funding Agreements interest expense		76		61		110
AB and other non-General Account investment income		96		191		204
Operating Net investment income (loss)		$2,413		$2,522		$3,302
Notes:

(1) Amount for fixed maturities and mortgages represents original cost, reduced by repayments, writedowns, adjusted amortization of premiums, accretion of discount, and for valuation allowances. Cost for equity securities represents original cost reduced by writedowns; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.

3Q 2020 Financial Supplement	24

Additional Information

3Q 2020 Financial Supplement	25

Deferred Policy Acquisition Costs Rollforward

	For the Three Months Ended or As of					Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2019	12/31/2019	3/31/2020	6/30/2020	9/30/2020	9/30/2019	9/30/2020

TOTAL
Beginning balance (1)	$5,956	$5,636	$5,840	$4,697	$4,090	$6,705	$5,840
Capitalization of commissions, sales and issue expenses	182	210	185	155	148	544	488
Amortization	(128)	(107)	(1,302)	(162)	(90)	(490)	(1,554)
Change in unrealized investment gains and losses	(374)	129	(27)	(600)	23	(1,123)	(604)
Reclassified to Assets held-for-sale	—	(31)	1	—	—	—	1
Ending balance	$5,636	$5,837	$4,697	$4,090	$4,171	$5,636	$4,171

Individual Retirement
Beginning balance	$3,099	$3,191	$3,285	$3,401	$3,134	$3,180	$3,285
Capitalization of commissions, sales and issue expenses	110	123	112	93	90	326	295
Amortization	(3)	(43)	(99)	(90)	(91)	(240)	(280)
Change in unrealized investment gains and losses	(15)	14	103	(270)	(5)	(75)	(172)
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Ending balance	$3,191	$3,285	$3,401	$3,134	$3,128	$3,191	$3,128

Group Retirement
Beginning balance	$632	$637	$659	$626	$596	$656	$659
Capitalization of commissions, sales and issue expenses	23	30	26	19	21	71	66
Amortization	(5)	(8)	(60)	(5)	(15)	(27)	(80)
Change in unrealized investment gains and losses	(13)	—	1	(44)	(1)	(63)	(44)
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Ending balance	$637	$659	$626	$596	$601	$637	$601

Protection Solutions
Beginning balance	$2,185	$1,792	$1,880	$610	$344	$2,716	$1,880
Capitalization of commissions, sales and issue expenses	49	57	47	43	37	147	127
Amortization	(120)	(46)	(1,141)	(71)	15	(229)	(1,197)
Change in unrealized investment gains and losses	(322)	108	(177)	(238)	30	(842)	(385)
Reclassified to Assets held-for-sale	—	(31)	1	—	—	—	1
Ending balance	$1,792	$1,880	$610	$344	$426	$1,792	$426

Corporate and Other
Beginning balance (1)	$40	$16	$16	$60	$16	$153	$16
Capitalization of commissions, sales and issue expenses	—	—	—	—	—	—	—
Amortization	—	(10)	(2)	4	1	6	3
Change in unrealized investment gains and losses	(24)	7	46	(48)	(1)	(143)	(3)
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Ending balance	$16	$13	$60	$16	$16	$16	$16

Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q.
(1) March 31, 2020 DAC beginning balance is $3 million more than December 31, 2019 ending balance due to impact of CECL.

3Q 2020 Financial Supplement	26

Use of Non-GAAP Financial Measures

In addition to our results presented in accordance with U.S. GAAP, we report Non-GAAP Operating Earnings, Non-GAAP Operating ROE, Non-GAAP Operating ROC by segment for our Individual Retirement, Group Retirement and Protection Solutions segments, and Non-GAAP Operating Earnings per share, each of which is a measure that is not determined in accordance with U.S. GAAP. Management principally uses these non-GAAP financial measures in evaluating performance because they present a clearer picture of our operating performance and they allow management to allocate resources. Similarly, management believes that the use of these Non-GAAP financial measures, together with relevant U.S. GAAP measures, provide investors with a better understanding of our results of operations and the underlying profitability drivers and trends of our business. These non-GAAP financial measures are intended to remove from our results of operations the impact of market changes (where there is mismatch in the valuation of assets and liabilities) as well as certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period-to-period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for the U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Consequently, our non-GAAP financial measures may not be comparable to similar measures used by other companies.

We also discuss certain operating measures, including AUM, AUA, AV, Protection Solutions Reserves and certain other operating measures, which management believes provide useful information about our businesses and the operational factors underlying our financial performance.

Non-GAAP Operating Earnings
Non-GAAP Operating Earnings is an after-tax non-GAAP financial measure used to evaluate our financial performance on a consolidated basis that is determined by making certain adjustments to our consolidated after-tax net income attributable to Holdings. The most significant of such adjustments relates to our derivative positions, which protect economic value and statutory capital, and are more sensitive to changes in market conditions than the variable annuity product liabilities as valued under U.S. GAAP. This is a large source of volatility in net income.

Non-GAAP Operating Earnings equals our consolidated after-tax net income attributable to Holdings adjusted to eliminate the impact of the following items:
•
Items related to variable annuity product features, which include: (i) certain changes in the fair value of the derivatives and other securities we use to hedge these features; (ii) the effect of benefit ratio unlock adjustments related to extraordinary economic conditions or events such as COVID-19; and (iii) changes in the fair value of the embedded derivatives reflected within variable annuity products’ net derivative results and the impact of these items on DAC amortization on our SCS product.

•	Investment (gains) losses, which includes credit loss impairments of securities/investments, sales or disposals of securities/investments, realized capital gains/losses and valuation allowances;
•
Net actuarial (gains) losses, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period related to pension, other postretirement benefit obligations, and the one-time impact of the settlement of the defined benefit obligation;

•	Other adjustments, which includes restructuring costs related to severance, lease write-offs related to non-recurring restructuring activities, separation costs and impacts related to COVID-19; and
•	Income tax expense (benefit) related to the above items and non-recurring tax items, which includes the effect of uncertain tax positions for a given audit period.
Because Non-GAAP Operating Earnings excludes the foregoing items that can be distortive or unpredictable, management believes that this measure enhances the understanding of the Company’s underlying drivers of profitability and trends in our business, thereby allowing management to make decisions that will positively impact our business.

We use the prevailing corporate federal income tax rate of 21% while taking into account any non-recurring differences for events recognized differently in our financial statements and federal income tax returns as well as partnership income taxed at lower rates when reconciling Net income (loss) attributable to Holdings to Non-GAAP Operating Earnings.

3Q 2020 Financial Supplement	27

Use of Non-GAAP Financial Measures

Non-GAAP Operating ROE and Non-GAAP Operating ROC by Segment
We report Non-GAAP Operating ROE and Non-GAAP Operating ROC by segment for our Individual Retirement, Group Retirement and Protection Solutions segments, each of which is a Non-GAAP financial measure used to evaluate our profitability on a consolidated basis and by segment, respectively.
We calculate Non-GAAP Operating ROE by dividing Non-GAAP Operating Earnings for the previous twelve calendar months by consolidated average equity attributable to Holdings’ common shareholders, excluding Accumulated Other Comprehensive Income (“AOCI”). We calculate Non-GAAP Operating ROC by segment by dividing Operating earnings (loss) on a segment basis for the previous twelve calendar months by average capital on a segment basis, excluding AOCI, as described below. AOCI fluctuates period-to-period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our available-for-sale (“AFS”) securities.
Therefore, we believe excluding AOCI is more effective for analyzing the trends of our operations. We do not calculate Non-GAAP Operating ROC by segment for our Investment Management and Research segment because we do not manage that segment from a return of capital perspective. Instead, we use metrics more directly applicable to an asset management business, such as AUM, to evaluate and manage that segment.
For Non-GAAP Operating ROC by segment, capital components pertaining directly to specific segments such as DAC along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting statutory capital adequacy levels, reflecting the newly adopted NAIC RBC framework the company as of year end 2019. To enhance the ability to analyze these measures across periods, interim periods are annualized. Non-GAAP Operating ROE and Non-GAAP Operating ROC by segment should not be used as substitutes for ROE.
Book Value per common share, excluding AOCI
We use the term “book value” to refer to “Total equity attributable to Holdings' common shareholders.” Book Value per common share, excluding AOCI, is our stockholder’s equity, excluding AOCI, divided by ending common shares outstanding.
Non-GAAP Operating Earnings per common share
Non-GAAP Operating Earnings per common share is calculated by dividing Non-GAAP Operating Earnings by diluted common shares outstanding.

3Q 2020 Financial Supplement	28

Reconciliation of Non-GAAP Measures (1/3)

	For the Three Months Ended or As of					Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2019	12/31/2019	3/31/2020	6/30/2020	9/30/2020	9/30/2019	9/30/2020

Net income (loss) attributable to Holdings
Net income (loss) attributable to Holdings	$(374)	$(946)	$5,388	$(4,019)	$(779)	$(818)	$590
Adjustments related to:
Variable annuity product features (1)	1,431	1,696	(6,869)	5,722	1,620	3,167	473
Investment gains (losses), net	(199)	103	(4)	(169)	(17)	(176)	(190)
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	24	27	27	28	31	72	86
Other adjustments (2) (3)	73	195	695	75	66	200	836
Income tax (expense) benefit related to above adjustments (4)	(278)	(412)	1,292	(1,188)	(357)	(685)	(253)
Non-recurring tax items	(4)	(10)	6	2	4	(56)	12
Non-GAAP Operating Earnings	$673	$653	$535	$451	$568	$1,704	$1,554

Net income (loss) attributable to Holdings	$(0.76)	$(1.99)	$11.62	$(8.92)	$(1.74)	$(1.64)	$1.30
Less: Preferred stock dividends	—	—	0.02	0.02	0.03	—	0.08
Net income (loss) available to Holdings' common shareholders	(0.76)	(1.99)	11.60	(8.94)	(1.77)	(1.64)	1.22
Adjustments related to:
Variable annuity product features (1)	2.92	3.57	(14.82)	12.70	3.62	6.34	1.04
Investment gains (losses), net	(0.41)	0.22	(0.01)	(0.38)	(0.04)	(0.35)	(0.42)
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	0.05	0.06	0.06	0.06	0.07	0.14	0.19
Other adjustments (2) (3)	0.15	0.40	1.50	0.17	0.15	0.40	1.85
Income tax (expense) benefit related to above adjustments (4)	(0.57)	(0.87)	2.79	(2.64)	(0.80)	(1.37)	(0.56)
Non-recurring tax items	(0.01)	(0.02)	0.01	—	0.01	(0.11)	0.03
Non-GAAP Operating Earnings (loss) available to Holdings' common shareholders	$1.37	$1.37	$1.13	$0.98	$1.24	$3.41	$3.35

Book Value per common share
Book Value per common share	$30.53	$27.35	$42.63	$37.21	$36.05	$30.53	$36.05
Less: Per share impact of AOCI	3.16	1.82	5.08	8.74	9.42	3.16	9.42
Book value per common share (ex. AOCI)	$27.37	$25.53	$37.55	$28.47	$26.63	$27.37	$26.63
Notes:
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q.
(1) Includes COVID-19 impact on Variable annuity product features due to a first quarter 2020 assumption update of $1.5 billion and other COVID-19 related impacts of $35 million for the nine months ended September 30, 2020. The impact per common share is $3.23 and other COVID-19 related impacts of $0.08 for the nine months ended September 30, 2020.
(2) Includes separation costs of $37 million, $39 million, $108 million and $121 million for the three and nine months ended September 30, 2020 and 2019, respectively. The impact per common share is $0.24 and $0.24 for the nine months ended September 30, 2020 and 2019.
(3) Includes COVID-19 impact on Other adjustments due to a first quarter 2020 assumption update of $1.0 billion and other COVID-19 related impacts of $86 million for the nine months ended September 30, 2020. The impact per common share is $2.31 and $0.19 for the nine months ended September 30, 2020.
(4) Includes income taxes of $(554) million for the above related COVID-19 items for the nine months ended September 30, 2020. The impact per common share is $(1.22) for the nine months ended September 30, 2020.

3Q 2020 Financial Supplement	29

Reconciliation of Non-GAAP Measures (2/3)

	As of and for the Twelve Months Ended
(in millions USD, unless otherwise indicated)	9/30/2019	12/31/2019	3/31/2020	6/30/2020	9/30/2020

Net Income to Non-GAAP Operating Earnings
Net income (loss) attributable to Holdings	$1,134	$(1,764)	$4,429	$49	$(356)
Adjustments related to:
Variable annuity product features	1,268	4,863	(3,545)	1,980	2,169
Investment (gains) losses	(46)	(73)	(88)	(269)	(87)
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	105	99	102	106	113
Other adjustments	275	395	1,051	1,038	1,031
Income tax (expense) benefits related to above adjustments	(338)	(1,097)	531	(586)	(665)
Non-recurring tax items	(174)	(66)	(66)	(6)	2
Non-GAAP Operating Earnings	$2,224	$2,357	$2,414	$2,312	$2,207

Return on Equity and Non-GAAP Operating Return on Equity - Trailing twelve months
Net income (loss) attributable to Holdings	1,134	(1,764)	4,429	49	(356)
Less: Preferred stock	—	—	(13)	(23)	(34)
Net income (loss) available to Holdings' common shareholders	$1,134	$(1,764)	$4,416	$26	$(390)
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$14,016	$13,172	$14,008	$13,736	$13,348

Return on Equity (ex. AOCI)	8.1%	(13.4)%	31.5%	0.2%	(2.9)%

Non-GAAP Operating Earnings	$2,224	$2,357	$2,414	$2,312	$2,207
Less: Preferred stock	—	—	(13)	(23)	(34)
Non-GAAP Operating Earnings available to Holdings' common shareholders	$2,224	$2,357	$2,401	$2,289	$2,173
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$14,016	$13,172	$14,008	$13,736	$13,348

Non-GAAP Operating Return on Equity (ex. AOCI)	15.9%	17.9%	17.1%	16.7%	16.3%
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q.

3Q 2020 Financial Supplement	30

Reconciliation of Non-GAAP Measures (3/3)

	Balances as of
(in millions USD, unless otherwise indicated)	12/31/2018	3/31/2019	6/30/2019	9/30/2019	12/31/2019	3/31/2020	6/30/2020	9/30/2020

Equity Reconciliation - Quarter-end Balances
Total equity attributable to Holdings' shareholders	$13,802	$13,052	$14,672	$14,940	$13,456	$19,981	$17,498	$17,300
Less: Preferred Stock	—	—	—	—	775	775	775	1,269
Total equity attributable to Holdings' common shareholders	13,802	13,052	14,672	14,940	12,681	19,206	16,723	16,031
Less: Accumulated other comprehensive income (loss)	(1,408)	(523)	789	1,546	844	2,289	3,928	4,188
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$15,210	$13,575	$13,883	$13,394	$11,837	$16,917	$12,795	$11,843

	Pro forma (1)			Balances as of
	Balances as of
(in millions USD, unless otherwise indicated)	12/31/2018	3/31/2019	6/30/2019	9/30/2019	12/31/2019	3/31/2020	6/30/2020	9/30/2020

Equity Reconciliation - Twelve Month Rolling Average (2)
Total equity attributable to Holdings' shareholders	$13,238	$13,132	$—	$—	$—	$—	$—	$—
Pro forma adjustments (1)	1	—	—	—	—	—	—	—
Total equity attributable to Holdings' shareholders	13,239	13,132	13,474	14,117	14,030	15,762	16,469	17,059
Less: Preferred Stock	—	—	—	—	194	388	581	899
Total equity attributable to Holdings' common shareholders	13,239	13,132	13,474	14,117	13,836	15,375	15,888	16,160
Less: Accumulated other comprehensive income (loss)	(1,312)	(1,203)	(678)	101	664	1,367	2,152	2,812
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$14,550	$14,334	$14,152	$14,016	$13,172	$14,008	$13,736	$13,348

Notes:
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q.
(1) Pro forma adjustments relate to certain Reorganization transactions that occurred in 2018, including: (a) the acquisition of AXA’s remaining interest in AB and minority interests in AXA Financial, Inc.; (b) the transfer of certain U.S. property & casualty business held by Equitable Holdings to AXA; (c) the issuance of $3.8 billion of external debt; and (d) the settlement of all outstanding financing balances with AXA.
(2) All Pro forma average equity amounts are calculated based on a four-quarter rolling average.

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Glossary of Selected Financial and Product Terms

Account Value (“AV”) - AV generally equals the aggregate policy account value of our retirement and protection products. General Account AV refers to account balances in investment options that are backed by the General Account while Separate Accounts AV refers to Separate Accounts investment assets.
Annualized premiums - 100% of first year recurring premiums (up to target) and 10% of excess first year premiums or first year premiums from single premium products.
Assets Under Administration (“AUA”) - AUA includes non-insurance client assets that are invested in our savings and investment products or serviced by our Equitable Advisors platform. We provide administrative services for these assets and generally record the revenues received as distribution fees.
Assets Under Management (“AUM”) - AUM means investment assets that are managed by one of our subsidiaries and includes: (i) assets managed by AB; (ii) the assets in our General Account investment portfolio; and (iii) the Separate Account assets of our Individual Retirement, Group Retirement and Protection Solutions businesses. Total AUM reflects exclusions between segments to avoid double counting.
Average Account Value (TTM) - Calculated as an average of the previous twelve calendar months total Account Value balance as of end of period
Average Capital - For average capital amounts by segment, capital components pertaining directly to specific segments such as DAC along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting statutory capital adequacy levels (including CTE98).
Benefit base - A notional amount (not actual cash value) used to calculate the owner’s guaranteed benefits within an annuity contract. The death benefit and living benefit within the same contract may not have the same benefit base.
Current Product Offering (Individual Retirement) - Products sold 2011 and later.
Deferred policy acquisition costs (“DAC”) - Represents the incremental costs related directly to the successful acquisition of new and certain renewal insurance policies and annuity contracts and which have been deferred on the balance sheet as an asset.
Equitable Advisors - means AXA Advisors, LLC, a Delaware limited liability company, our retail broker/dealer for our retirement and protection businesses and a wholly-owned indirect subsidiary of Holdings.
Equitable America - means Equitable Financial Life Insurance Company of America, an Arizona corporation and a wholly-owned indirect subsidiary of Holdings.
Equitable Life - means AXA Equitable Life Insurance Company, a New York corporation, a life insurance company and a wholly-owned subsidiary of AEFS.
Fixed Rate (Individual Retirement) - Pre-2011 GMxB products.
FYP - First year premium and deposits.
GMxB - A general reference to all forms of variable annuity guaranteed benefits, including guaranteed minimum living benefits, or GMLBs (such as GMIBs, GMWBs and GMABs), and guaranteed minimum death benefits, or GMDBs (inclusive of return of premium death benefit guarantees).
Gross premiums - FYP and Renewal premium and deposits.
Guaranteed minimum death benefits (“GMDB”) - An optional benefit (available for an additional cost) that guarantees an annuitant’s beneficiaries are entitled to a minimum payment based on the benefit base, which could be greater than the underlying AV, upon the death of the annuitant.
Guaranteed minimum income benefits (“GMIB”) - An optional benefit (available for an additional cost) where an annuitant is entitled to annuitize the policy and receive a minimum payment stream based on the benefit base, which could be greater than the underlying AV.
Guaranteed minimum living benefits (“GMLB”) - A reference to all forms of guaranteed minimum living benefits, including GMIBs, GMWBs and GMABs (does not include GMDBs).
Invested assets - Includes fixed maturity securities, equity securities, mortgage loans, policy loans, alternative investments and short-term investments.
Inv Mgmt and Research - Abbreviation for Investment Management and Research.
Net flows - Net change in customer account balances in a period including, but not limited to, gross premiums, surrenders, withdrawals and benefits. It excludes investment performance, interest credited to customer accounts and policy charges.
Net long-term flows - Net change of assets under management in a period which includes new sales net of redemptions of mutual funds and terminations of separately managed accounts and cash flow which includes both cash invested or withdrawn by existing clients. In addition, cash flow includes fees received from certain clients. It excludes the impact of the markets.
Premiums and deposits - Amounts a policyholder agrees to pay for an insurance policy or annuity contract that may be paid in one or a series of payments as defined by the terms of the policy or contract.
Protection Solutions Benefit Ratio - Calculated as sum of policyholders’ benefits and interest credited to policyholders’ account balances dividend by segment revenues.
Protection Solutions Reserves - Equals the aggregate value of Policyholders’ account balances and future policy benefits for policies in our Protection Solutions segment.
Renewal premium and deposits - Premiums and deposits after the first twelve months of the policy or contract.
Return of premium (“ROP”) death benefit - This death benefit pays the greater of the account value at the time of a claim following the owner’s death or the total contributions to the contract (subject to adjustment for withdrawals). The charge for this benefit is usually included in the M&E fee that is deducted daily from the net assets in each variable investment option. We also refer to this death benefit as the Return of Principal death benefit.
Return on Assets - Calculated as trailing twelve months operating earnings, before income taxes, divided by trailing twelve months average account value.
Return on Equity (ex. AOCI) - Calculated as trailing twelve months net income (loss) attributable to Holdings' common shareholders divided by average equity attributable to Holdings' common shareholders, excluding Accumulated Other Comprehensive Income (“AOCI”).
Trailing Twelve Months ("TTM") - The twelve calendar months preceding the balance sheet date of a given reporting period.

3Q 2020 Financial Supplement	32

Analyst Coverage, Ratings & Contact Information

Analyst Coverage

Firm		Analyst			Phone Number

Citi		Suneet Kamath			1 (212) 816-3457
Credit Suisse		Andrew Kligerman			1 (212) 325-5069
Evercore ISI		Thomas Gallagher			1 (212) 446-9439
J.P. Morgan		Jimmy Bhullar			1 (212) 622-6397
Keefe, Bruyette, & Woods		Ryan Krueger			1 (860) 722-5930
Morgan Stanley		Nigel Dally			1 (212) 761-4132
RBC Capital Markets		Mark Dwelle			1 (804) 782-4008
SunTrust Robinson Humphrey		Mark Hughes			1 (615) 748-4422
Wells Fargo Securities		Elyse Greenspan			1 (212) 214-8031

This list is provided for informational purposes only. Equitable Holdings does not endorse the analyses, conclusions or recommendations contained in any reports issued by these or any other analysts.

Ratings

			A.M. Best	S&P	Moody’s
Last review date			Oct'20	Oct'20	Oct'20

Financial Strength Ratings:
Equitable Financial Life Insurance Company			A	A+	A2
Equitable Financial Life Insurance Company of America			A	A+	A2

Credit Ratings:
Equitable Holdings, Inc.			—	BBB+	Baa2
AllianceBernstein Holding, L.P. (1)			—	A	A2

Investor and Media Contacts

Contact Investor Relations				Contact Media Relations
Jessica Baehr	Dan Woodrow			Matt Asensio
(212) 314-2476	(212) 314-2036			(212) 314-2010
IR@equitable.com				MediaRelations@equitable.com
ir.equitableholdings.com				www.equitableholdings.com
Notes:
(1) Last review dates: S&P as of Sep '20, Moody’s as of June '20.

3Q 2020 Financial Supplement	33